As filed with the Securities and Exchange Commission on July 21, 2022
File No. 811-21622
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 25	☒
(Check appropriate box or boxes)

THRIVENT CASH MANAGEMENT TRUST
(Exact Name of Registrant as Specified in Charter)

901 Marquette Avenue, Suite 2500
Minneapolis, Minnesota 55402-3211
(Address of Principal Executive Offices) (Zip Code)

(612) 844 - 7190
(Registrant’s Telephone Number, Including Area Code)

John D. Jackson
Secretary and Chief Legal Officer
Thrivent Cash Management Trust
901 Marquette Avenue, Suite 2500
Minneapolis, Minnesota 55402-3211
(Name and Address of Agent for Service)

EXPLANATORY NOTE
This Amendment No. 25 to the Registration Statement of Thrivent Cash Management Trust (the “Registrant”) on Form N-1A (File No. 811-21622) (the “Registration Statement”) is being filed to supplement certain information contained in Part B of the Registrant's Amendment No. 22 filed on February 28, 2022.
This Registration Statement on Form N-1A is being filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, beneficial interests in the Registrant are not registered under the Securities Act of 1933 (the “1933 Act”) because such interests are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may only be made by domestic investment companies, institutional client separate accounts, 401(k) plan assets, common or commingled trust funds or collective investment trusts or similar organizations or entities that are “accredited investors” within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, within the meaning of the 1933 Act, any beneficial interests in the Registrant.

Supplement dated July 21, 2022
to the Thrivent Cash Management Trust Part B dated February 28, 2022

To the extent not amended by this Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A (File No. 811-21622), the Registrant hereby incorporates in their entirety Part A and Part B as filed in Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A on February 28, 2022, the supplement to Part B as filed in Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A on March 4, 2022, and the supplement to Part B as filed in Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A on May 27, 2022, and hereby designates each such Part as constituting in their entirety Part A and Part B of this Amendment No. 25.

Shareholders of Thrivent Cash Management Trust (the “Trust”) elected the following individuals to the Board of Trustees of the Trust at a shareholder meeting held on July 20, 2022: Janice B. Case, Robert J. Chersi, Arleas Upton Kea, Michael W. Kremenak, Paul R. Laubscher, Robert J. Manilla, James A. Nussle, David S. Royal, James W. Runcie, and Constance L. Souders.

PART C
Item 28.
Exhibits

(a)(1)	Declaration of Trust, effective as of August 5, 2004, incorporated by reference from the initial registration statement of Registrant on Form N-1A, file no. 811-21622, filed on August 25, 2004.
(a)(2)	Amendment No. 1 to the Declaration of Trust, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-21622, filed on February 28, 2013.
(b)(1)	By-Laws, incorporated by reference from the initial registration statement of Registrant on Form N-1A, file no. 811-21622, filed on August 25, 2004.
(b)(2)	Amended and Restated By-Laws, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-21622, filed on February 28, 2013.
(c)	None.
(d)(1)
Investment Advisory Agreement between Thrivent Financial Securities Lending Trust and Thrivent Financial for
Lutherans, incorporated by reference from the initial registration statement of Registrant on Form N-1A, file no.
811-21622, filed on August 25, 2004.

(d)(2)	Amendment No. 1 to Investment Advisory Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-21622, filed on February 28, 2013.
(e)
Distribution Agreement between Thrivent Cash Management Trust and Thrivent Distributors, LLC, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-21622, filed on
February 28, 2018.

(f)	Not Applicable.
(g)
Master Custodian Agreement with State Street Bank and Trust Company, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-21622, filed on February 28, 2018.

(h)(1)
Administration Contract between Thrivent Financial Securities Lending Trust and Thrivent Financial for
Lutherans, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-
21622, filed on February 4, 2005.

(h)(2)	Amendment No. 1 to Administration Contract, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-21622, filed on February 19, 2008.
(h)(3)	Amendment No. 2 to Administration Contract, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-21622, filed on February 20, 2009.
(h)(4)	Amendment No. 3 to Administration Contract, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-21622, filed on February 28, 2013.
(h)(5)
Transfer Agency and Service Agreement between Thrivent Cash Management Trust, Thrivent Core Funds and
Thrivent Financial Investor Services Inc., incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-21622, filed on February 28, 2017.

(h)(6)	Amendment No. 1 to Transfer Agency and Service Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-21622, filed on February 28, 2018.
(h)(7)	Amendment No. 2 to Transfer Agency and Service Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-21622, filed on February 28, 2018.
(h)(8)	Amendment No. 3 to Transfer Agency and Service Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-21622, filed on February 28, 2018.
(h)(9)	Amendment No. 4 to Transfer Agency and Service Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-21622, filed on February 28, 2020.
(h)(10)	Amendment No. 5 to Transfer Agency and Service Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-21622, filed on February 28, 2020.
(h)(11)	Amendment No. 6 to Transfer Agency and Service Agreement, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-21622, filed on February 28, 2022.
(i)	Not Applicable.
(j)	Not Applicable.
(k)	Not Applicable.
(l)	None.
(m)	Not Applicable.
(n)	Not Applicable.
(o)	Not Applicable.

(p)	Code of Ethics (Rule 17j-1) for Registrant, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-21622, filed February 28, 2022.
(q)(1)	Powers of Attorney, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-21622, filed on February 28, 2019.
(q)(2)	Power of Attorney, incorporated by reference from the registration statement of Registrant on Form N-1A, file no. 811-21622, filed on February 26, 2021.
Item 29.
Persons Controlled by or Under Common Control with Registrant
Registrant is a Massachusetts business trust organized on August 4, 2004. Registrant’s sponsor, Thrivent Financial for Lutherans (“Thrivent Financial”), is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent Financial. Financial statements of Thrivent Financial will be presented on a consolidated basis.

Thrivent Financial Entities	Primary Business	State of Organization
Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent operations	Delaware
North Meadows Investment Ltd.[2]	Real estate development and investment corporation	Wisconsin
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC[3]	Long-term care insurance agency	Minnesota
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
Thrivent Education Funding, LLC[1]	Special purpose entity	Delaware
White Rose GP I, LLC[4]	General partner	Delaware
White Rose Fund I Equity Direct, L.P.[5]	Private equity fund	Delaware
White Rose Fund I Fund of Funds, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund GP II, LLC[4]	General partner	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund GP III, LLC[4]	General partner	Delaware
Thrivent White Rose Fund III Equity Direct, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund GP IV, LLC[4]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund GP V, LLC[4]	General partner	Delaware
Thrivent White Rose Fund V Equity Direct, L.P.[5]	Private equity fund	Delaware

Thrivent Financial Entities	Primary Business	State of Organization
Thrivent White Rose Fund V Fund of Funds, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund GP VI, LLC[4]	General partner	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund GP VII, LLC[4]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund GP VIII, LLC[4]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[4]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[4]	General partner	Delaware
Thrivent White Rose Fund X Equity Direct, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund X Fund of Funds, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[4]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC[4]	General partner	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose GP XIII, LLC[4]	General partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose GP XIV, LLC[4]	General partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP I, LLC[4]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.[5]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[4]	General partner	Delaware

Thrivent Financial Entities	Primary Business	State of Organization
Thrivent White Rose Real Estate Fund II, L.P.[5]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP III, LLC[4]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[5]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP IV, LLC[4]	General partner	Delaware
Thrivent White Rose Real Estate Fund IV, L.P.[5]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder IV, LLC[6]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[4]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[4]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[5]	Private equity fund	Delaware
Twin Bridge Capital Partners, LLC[7]	Investment adviser	Delaware

1
Wholly owned subsidiary of Thrivent Financial.
2
Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent Financial is the ultimate controlling entity.
3
Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent Financial is the ultimate controlling entity.
4
Directly controlled by Thrivent Financial, which is the managing member and owns an interest in the limited liability company.
5
Directly controlled by Thrivent Financial. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent Financial’s general account.
6
Directly controlled by Thrivent Financial. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent Financial’s general account. The feeder entity is a feeder fund of the fund.
7
Directly controlled by Thrivent Financial. Investment advisory clients include Pacific Street Fund, Twin Bridge Narrow Gate Fund, and Twin Bridge Titan Fund limited partnerships.
Item 30.
Indemnification
Under Article 5.3 of the Registrant’s Declaration of Trust, the Trust shall indemnify any indemnitee for covered expenses (expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding) in any covered proceeding (any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party), whether or not there is an adjudication of liability as to such indemnitee, if a determination has been made that the indemnitee was not liable by reason of disabling conduct by (i) a final decision of the court or other body before which the covered proceeding was brought; or (ii) in the absence of such decision, a reasonable determination, based on a review of the facts, by either (a) the vote of a majority of a quorum of Trustees who are neither “interested persons,” as defined in the 1940 Act, nor parties to the covered proceeding or (b) an independent legal counsel in a written opinion; provided that such Trustees or counsel, in reaching such determination, may need not presume the absence of disabling conduct on the part of the indemnitee by reason of the manner in which the covered proceeding was terminated.
Covered expenses incurred by an indemnitee in connection with a covered proceeding shall be advanced by the Trust to an indemnitee prior to the final disposition of a covered proceeding upon the request of the indemnitee for such advance and the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that the indemnitee is entitled to indemnification thereunder, but only if one or more of the following is the case: (i) the indemnitee shall provide a security for such undertaking; (ii) the Trust shall be insured against losses arising out of any lawful advances; or (iii) here shall have been a determination, based on a review of the readily available facts (as opposed to a fully trial-type inquiry) that there is a reason to believe that the indemnitee ultimately will be found entitled to indemnification by either independent legal counsel in a written opinion or by the vote of a majority of a quorum of trustee who are neither “interested persons” as defined in the 1940 Act, nor parties to the covered proceeding.

Item 31.
Business and Other Connections of the Investment Adviser
Thrivent Financial for Lutherans (the “Adviser”) is the investment adviser of the Registrant. The Adviser is primarily engaged in the business of a fraternal benefit society organized under Wisconsin law. Additional information about the Adviser’s financial industry activities or affiliations, as well as the business and other connections of the officers and directors of the Adviser, is included on the Form ADV that the Adviser has on file with the Securities and Exchange Commission (File No. 801-60701).
Item 32.
Principal Underwriters
(a)
Thrivent Distributors, LLC serves as principal underwriter and distributor for Thrivent Mutual Funds, Thrivent Core Funds, Thrivent Cash Management Trust, Thrivent Series Fund, Inc. and Thrivent Church Loan and Income Fund.
(b)
The managers and executive officers of Thrivent Distributors, LLC are listed below. Unless otherwise indicated, their principal address is 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-3211.
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Jamie L. Riesterer 600 Portland Avenue S, Suite 100 Minneapolis Minnesota 55415-4402	Elected Manager	N/A
David S. Royal	Elected Manager	Trustee, President and Chief Investment Officer
Michael W. Kremenak	Elected Manager	Trustee and Senior Vice President
Troy A. Beaver	Chief Executive Officer	Vice President
Jeffrey D. Cloutier	Chief Financial Officer	N/A
Edward S. Dryden	Chief Compliance Officer	Chief Compliance Officer
John D. Jackson	Chief Legal Officer and Secretary	Secretary and Chief Legal Officer
Sarah L. Bergstrom	Vice President	Treasurer and Principal Accounting Officer
Daniel R. Chouanard	Vice President	N/A
Andrew R. Kellogg 600 Portland Avenue S, Suite 100 Minneapolis Minnesota 55415-4402	Vice President	Vice President
Jason D. Sterling	Vice President	N/A
Cynthia J. Nigbur	Assistant Secretary	N/A
Jessica E. English	Assistant Secretary	N/A
(c)
Not applicable
Item 33.
Location of Accounts and Records
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the following persons:

Registrant:	901 Marquette Avenue, Suite 2500 Minneapolis, Minnesota 55402-3211
4321 N. Ballard Rd. Appleton, Wisconsin 54919
Custodian:	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Sub-Transfer Agent	DST Systems, Inc. 430 W. 7th St. Kansas City, Missouri 64105

Item 34.
Management Services
None.
Item 35.
Undertakings
Not Applicable

SIGNATURES
Pursuant to the requirements of the Investment Company Act of 1940, the Registrant, Thrivent Cash Management Trust, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 21st day of July, 2022.
THRIVENT CASH MANAGEMENT TRUST
By:	/s/ John D. Jackson
John D. Jackson Secretary and Chief Legal Officer